Northwestern Mutual Series Fund, Inc.

Supplement Dated October 16, 2014 to the

Statement of Additional Information Dated May 1, 2014

This Supplement revises certain information contained in the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2014 (the “SAI”). You should read this together with the SAI.

Appointment of Sub-Advisers for Certain Portfolios

On August 6, 2014, the Fund’s Board of Directors approved Investment Sub-Advisory Agreements with Wells Capital Management, Inc. (“WellsCap”), Federated Investment Management Company (“Federated”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and BlackRock Advisors, LLC (“BlackRock”) relating, respectively, to the Fund’s Select Bond, High Yield Bond, Short-Term Bond, and Money Market Portfolios (collectively, the “Portfolios”). Each new sub-adviser will begin to provide sub-advisory services on or about October 31, 2014. In approving the Investment Sub-Advisory Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of these changes, certain sections of the SAI shall be amended as noted below.

The Sub-Advisers

“The Sub-Advisers” section beginning on page B-67 is amended to include the following:

“Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. WellsCap, an indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients. For the services provided for the Select Bond Portfolio, Mason Street Advisors pays WellsCap a fee at the annual rate of 0.15% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.13% on the next $500 million, reduced to 0.12% on the next $1 billion, reduced to 0.11% on the next $1 billion and 0.10% on assets over $3 billion. As of June 30, 2014, assets under management were approximately $340.1 billion.

Federated Investment Management Company (“Federated”), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides investment services to the High Yield Bond Portfolio pursuant to an investment sub-advisory agreement. Federated is an indirect, wholly-owned subsidiary of Federated Investors, Inc. (“FII”). Established in 1955, FII is a client-driven, multiproduct, and multi-strategy investment manager. FII provides comprehensive investment management to approximately 6,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by High Yield Bond Portfolio. For the services provided for the High Yield Bond Portfolio, Mason Street Advisors pays Federated a fee at the annual rate of 0.40% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.25% on the next $200 million, reduced to 0.20% on the next $250 million, reduced to 0.15% on the next $500 million, reduced to 0.125% on the next $500 million and 0.10% on assets over $1.5 billion. As of June 30, 2014, assets under management were approximately $351.6 billion.

BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Money Market Portfolio pursuant to an investment sub-advisory agreement. BlackRock was organized in 1994 to perform advisory services for investment companies. For the services provided for the Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.08% of the Portfolio’s net assets on the first $500 million, reduced to 0.07% on the next $500 million and 0.06% on assets over $1 billion. As of June 30, 2014, assets under management were approximately $4.594 trillion.”

In addition, the paragraph related to T. Rowe Price is revised to read as follows:

“T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio, the Equity Income Portfolio and the Short-Term Bond Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.50% on the first $50 million of the Portfolio’s assets, reduced to 0.45% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million, to 0.35% at $200 million, to 0.325% at $500 million and is 0.30% on assets in excess of $500 million. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceeds certain amounts. For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays T. Rowe Price 0.225% on the first $50 million of the Portfolio’s assets, reduced to 0.175% on the next $50 million. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million and reset to 0.125% at $250 million. The sub-advisory fee is 0.10% on assets in excess of $500 million, and is reset to 0.10% at $1 billion in assets. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of June 30, 2014, assets under management were approximately $738.4 billion.”

Disclosure of Non-Public Holdings Information

The table beginning at the bottom of page B-79 under the sub-section titled “Disclosure of Non-Public Holdings Information” of the SAI section titled “DISCLOSURE OF PORTFOLIO HOLDINGS” is revised to include the following:

Select Bond Portfolio (sub-advised by Wells Capital Management, Inc.)

—   Bloomberg L.P., in connection with fixed income trading system

—   Clearwater Analytics, in connection with portfolio reporting

—   Institutional Shareholder Services, Inc./RiskMetrics Group, as proxy service provider

—   Brown Brothers Harriman & Co. (BBH), in connection with standardizing trade data

—   Electra Information Systems, in connection with standardizing custodian data

High Yield Bond Portfolio (sub-advised by Federated Investment Management Company)

—   Barclays, Inc., for point product – analytics & modeling

—   The Yield Book, Inc., for analytics & modeling

—   Bloomberg L.P., in connection with trading systems

—   SunGard Data Systems Inc., for corporate action notifications

—   Informa Investment Solutions, Inc., in connection with performance and accounting systems

—   SmartStream Technologies, Ltd., in connection with back office transaction & holdings reconciliation

—   ByAllAccounts, Inc., in connection with holdings from recordkeepers set to SmartStream Technologies, Ltd.

—   Glass, Lewis & Co., as proxy service provider

In addition, the portion of the table relating to the Portfolios sub-advised by T. Rowe Price is replaced with the following:

Equity Income Portfolio Small Cap Value Portfolio Short-Term Bond Portfolio (sub-advised by T. Rowe Price Associates, Inc.)	— Institutional Shareholder Services, Inc., as proxy service provider

Appendix D Updates

Effective October 31, 2014, the “Other Accounts Managed by Portfolio Managers” table beginning on page B-106 is hereby amended to: (1) delete references to Steven J. Lyons as portfolio manager for the Select Bond Portfolio; (2) delete references to Andrew T. Wassweiler as portfolio manager for the High Yield Bond Portfolio; (3) delete references to Brian Yeazel as portfolio manager for Money Market, Short-Term Bond and Select Bond Portfolios, and (4) add the new Portfolio Managers affiliated with WellsCap, Federated and T. Rowe Price with respect to the Select Bond, High Yield Bond and Short-Term Bond Portfolios, respectively, the information for which is as of July 31, 2014:

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Troy Ludgood	Select Bond Portfolio	9 registered investment companies with $10.10 billion in total assets under management	2 other pooled investment vehicles with $1.55 billion in total assets under management	31 other accounts with $10.26 billion in total assets under management, in which 1 other accounts (representing approximately $530 million in total assets) charge an advisory fee based on the performance of the account
Thomas O’Connor	Select Bond Portfolio	9 registered investment companies with $10.10 billion in total assets under management	2 other pooled investment vehicles with $1.55 billion in total assets under management	31 other accounts with $10.26 billion in total assets under management, in which 1 other accounts (representing approximately $530 million in total assets) charges an advisory fee based on the performance of the account
Mark E. Durbiano	High Yield Bond Portfolio	21 registered investment companies with $13.1 billion in total assets under management	1 other pooled investment vehicles with $30.0 million in total assets under management	2 other accounts with $89.1 million in total assets under management, and 2 other accounts (representing $236.3 million in total assets) which charge an advisory fee based on the performance of the account
Edward A. Wiese	Short-Term Bond Portfolio	7 registered investment companies with approximately $11.5 billion in total assets under management	2 other pooled investment vehicles with approximately $2.5 billion in total assets under management	22 other accounts with approximately $4.1 billion in total assets under management, none of which charge an advisory fee based on the performance of the account

The following is added under the “Compensation of Portfolio Managers” sub-section beginning on page B-115:

Wells Capital Management, Inc. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.

Federated Investment Management Company. Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the fund’s benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and vs. the fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In his role as Head of the High Yield Bond Group, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

The following information is added under the “Conflict of Interest” sub-section beginning on page B-127:

Wells Capital Management, Inc. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Federated Investment Management Company. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Updates Relating to the Balanced and Asset Allocation Portfolios

As of August 29, 2014, each of the Balanced and Asset Allocation Portfolios operates as a “fund of funds” to obtain each Portfolio’s fixed income exposure by investing in one or more of the Series Fund’s fixed income portfolios. Also, the Series Fund’s investment adviser, Mason Street Advisors, LLC, agreed to temporarily waive its entire advisory fee applicable to the Balanced and Asset Allocation Portfolios on assets invested in the Series Fund’s Select Bond and High

Yield Bond Portfolios for the period from August 29, 2014 through October 31, 2014. In addition, in light of the fixed income strategy change, effective August 29, 2014, Steven J. Lyons and Andrew T. Wassweiler will no longer serve as portfolio managers of the Balanced and Asset Allocation Portfolios.

As a result of these changes, the following amendments are made effective August 29, 2014:

Operating Policies

The “Investment Companies” paragraph in the “Operating Policies” sub-section of the SAI section titled “INVESTMENT POLICIES” on page B-8 is hereby amended to add the Select Bond, Short-Term Bond, High Yield Bond, Money Market, Long-Term U.S. Government Bond, Inflation Protection, and Multi-Sector Bond Portfolios to the list of Series Fund portfolios that may not, as a non-fundamental policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

Advisory Fee Waiver Agreements

The following sentence is added to the end of the sixteenth and seventeenth paragraphs set forth under the “Advisory Fee Waiver Agreements” portion of the “The Adviser” sub-section of the SAI section titled “INVESTMENT ADVISORY AND OTHER SERVICES” relating to the advisory fee waiver in effect for Balanced Portfolio and Asset Allocation Portfolio, respectively, on page B-66:

“For the period from August 29, 2014 through October 31, 2014, Mason Street Advisors has agreed to temporarily waive its entire advisory fee applicable to the Portfolio’s assets invested in the Fund’s Select Bond and High Yield Bond Portfolios.”

Appendix D Updates

The “Other Accounts Managed by Portfolio Managers” table beginning on page B-106 is hereby amended to delete references to Steven J. Lyons and Andrew T. Wassweiler as portfolio managers for the Balanced and Asset Allocation Portfolios.

More About the Portfolios’ Objectives and Strategies

The following updates are made to the section titled “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES”:

The following paragraph is added at the bottom of page B-46:

“Banking Industry Obligations

The Portfolios may invest in obligations of domestic and foreign banks. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks may also include Eurodollar

Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.”

The first sentence under “Eurodollar Certificates of Deposit” at page B-46 is deleted and replaced with the following:

“Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks and foreign banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions.”

The disclosure under “Standby Commitment Agreements” at page B-49 is deleted and replaced with the following:

“The Money Market Portfolio may acquire stand-by commitments. Under a stand-by commitment, the liquidity provider would agree to purchase at the Portfolio’s option specified securities at their amortized cost value to the Portfolio plus accrued interest, if any. (Stand-by commitments acquired by the Portfolio may also be referred to as a “demand feature”.) Stand-by commitments for securities may be exercisable by the Portfolio at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. The Portfolio’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments are provided in the form of letters of credit (LOCs), stand-by purchase agreements (SBPAs) or similar commitments. The stand-by commitment is typically provided by a bank or the issuer of a security.

Risks associated with stand-by commitments include potential liquidity and credit risk in the event and to the extent the credit worthiness of the issuer of the stand-by commitment deteriorates and the provider is not able to honor its obligation. The Portfolio will enter into standby-commitments only with providers that, in the sub-adviser’s opinion, present minimal credit risks. The Portfolio’s ability to exercise a stand-by commitment will depend on the ability of the provider to meet its obligations under the stand-by commitment. The sub-adviser continuously monitors providers of stand-by commitments on its approved lists.”

Adjustment to Advisory Fee Waiver for the Money Market Portfolio

Effective August 30, 2014, the eleventh paragraph under the “Advisory Fee Waiver Agreements” portion of the “The Adviser” sub-section of the SAI section titled “INVESTMENT ADVISORY AND OTHER SERVICES” relating to the advisory fee waiver in effect for the Money Market Portfolio on page B-66 is deleted and replaced by the following sentence:

“Effective August 30, 2014, Mason Street Advisors will waive its advisory fee and/or reimburse expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio.”

Update to Custody Arrangements

Effective on or about October 31, 2014, custody of the domestic securities held by the Select Bond and Balanced Portfolios will be transferred from Mellon Bank, N.A. (“Mellon”) to J.P. Morgan Chase Bank (“J.P. Morgan”), and Mellon will no longer serve as custodian to the Series Fund. Also, effective on or about October 31, 2014, custody of foreign securities held by the Short-Term Bond, Select Bond and High Yield Bond Portfolios will be transferred from Brown Brothers Harriman & Co. to J.P. Morgan. Accordingly, the disclosure currently set forth on page B-70 under the “Custodians” sub-section of the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following disclosure on or about October 31, 2014:

“Brown Brothers Harriman & Co. and J.P. Morgan Chase Bank serve as the Fund’s custodians in the capacities indicated below. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548 is the custodian for the International Equity, International Growth, Emerging Markets Equity, Multi-Sector Bond and Research International Core Portfolios. Brown Brothers Harriman also acts as custodian for the Balanced and Asset Allocation Portfolios with respect to their investments in other Portfolios of the Fund.

J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 is the custodian for domestic securities held by the Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth, Index 600 Stock, Small Cap Value, Money Market, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, Balanced and Asset Allocation Portfolios. J.P. Morgan also acts as custodian for the foreign securities held by the Large Company Value, Equity Income, Mid Cap Value, Focused Appreciation, Select Bond, Short-Term Bond, Inflation Protection and High Yield Bond Portfolios, as well as foreign securities that may be held by the Growth Stock, Large Cap Core Stock, Large Cap Blend, Domestic Equity, Mid Cap Growth Stock, Index 400 Stock, Small Cap Growth Stock and Long-Term U.S. Government Bond Portfolios. In addition, J.P. Morgan acts as the custodian for the portion of the Select Bond Portfolio’s assets that are held from time to time in the Select Bond Portfolio’s control account at J.P. Morgan as collateral for outstanding derivatives positions with one or more derivatives counterparties. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.”

Establishment of Regulatory and Compliance Committee

At a meeting of the Series Fund’s Board of Directors (the “Board”) held on May 16, 2014, the Board established a Regulatory and Compliance Committee (the “Committee”) of the Board to provide oversight of regulatory and compliance matters concerning the Series Fund, a function that was previously administered by the full Board. Accordingly, the last paragraph on page B-59 under the sub-section titled “Board Role in Risk Oversight” of the section titled “MANAGEMENT OF THE FUND” is replaced with the following paragraph:

“The Board has established a Regulatory and Compliance Committee comprised of Mses. Allison, Brown and Hanson, and chaired by Ms. Brown, to oversee the administration of the Fund’s compliance program and implementation of the Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Fund. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) at least annually. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Fund’s regularly scheduled quarterly meetings.”

Update Relating to Sub-Advisory Structure for the International Growth Portfolio

Ms. Carmel Wellso, co-portfolio manager of the Fund’s International Growth Portfolio has rejoined the offices of Janus Capital Management LLC (“Janus”) where she will continue to serve as co-portfolio manager of the International Growth Portfolio. As a result, the Investment Sub-Sub Advisory Agreement between Janus and Janus Capital Singapore Pte. Limited is no longer necessary and is terminated effective June 30, 2014.

As a result of this change, the following paragraph replaces the information for Janus currently set forth on page B-68 under the “The Sub-Advisers” sub-section of the section titled, “INVESTMENT ADVISORY AND OTHER SERVES” effective June 30, 2014:

“Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Focused Appreciation Portfolio and the International Growth Portfolio, pursuant to investment sub-advisory agreements. For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Janus at the annual rate of 0.45% of the first $25 million of the Portfolio’s assets, 0.40% on the next $125 million, 0.35% on the next $850 million and 0.30% on assets in excess of $1 billion. For the services provided on behalf of the International Growth Portfolio, Mason Street Advisors pays Janus at the annual rate of 0.50% of the first $100 million of the Portfolio assets, 0.43% on the next $150 million, and 0.37% on assets in excess of $250 million. As of December 31, 2013, assets under management for Janus Capital Group, Inc. (parent of Janus) were approximately $173.9 billion.”

Portfolio Manager Update for the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios

Effective August 29, 2014, Joseph A. Travia will serve as co-portfolio manager of the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios. Accordingly, the “Other Accounts Managed by Portfolio Managers” table in Appendix D beginning on page B-106 is hereby amended to include the following for Mr. Travia:

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Joseph A. Travia	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Officer Update

Effective August 6, 2014, John C. Kelly replaced Walter M. Givler as Vice President, Chief Financial Officer and Treasurer of the Fund. The “Directors and Officers” table in Appendix B is revised by replacing the information relating to Mr. Givler with the following information for Mr. Kelly:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director ships Held by Director
John C. Kelly 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Vice President, Chief Financial Officer and Treasurer	2014*	Vice President and Controller of Northwestern Mutual since 2004.	N/A	N/A

Proxy Voting Policies and Procedures

The following is added to “APPENDIX F – Proxy Voting Policies and Procedures”:

Wells Capital Management	Policies and Procedures
Subject: Proxy Voting Policies and Procedures	Date Issued: May 2013
Date Last Revised: March 2011
Compliance Liaison: Mai Shiver/Margie D’Almeida	Business Administrator: Jennifer Vraney

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.

The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;
•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.

C.	Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

¡	A copy of these proxy voting policies and procedures;
¡	Proxy statements received for client securities (which will be satisfied by relying on ISS);
¡	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
¡	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and
¡	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Federated Investors, Inc.

Operating Procedures

Proxy Voting Policies and Procedures

Business Unit/Division: Investment Management

Purpose of this Procedure

To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 of the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).

Governing Policy

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 of the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies.

GENERAL POLICY

Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company, it is the policy of the Advisers to cast proxy votes at shareholder meetings for the securities in which voting rights are held as of a record date (“Company Meetings). The Advisers will cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of the fund/account shareholders (“Underlying Shareholders”).

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how the General Policy may apply to proposals submitted by a company’s Board of Directors and Trustees (or similar governing body, the “board,” and the individuals comprising a board, the “directors”) for approval or ratification by holders of the company’s voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

Corporate Governance

Generally, the Advisers will vote proxies:

•	In favor of the full slate of directors nominated in an uncontested election, but against any director who had not attended at least 75% of the board meetings during the previous year;

•	In favor of a proposal to require a company’s audit committee to be comprised entirely of independent directors;

•	In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

•	In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

•

In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

•

In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

Capital Structure

Generally, the Advisers will vote proxies:

•	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

•

In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

•	In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

•	In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans

Generally, the Advisers will vote proxies:

•	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

•

Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

•	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Corporate Transactions and Contested Elections

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions based upon the Advisers’ analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy. When the company’s board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

Shareholder Proposals

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Advisers believe that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Advisers would vote for shareholder proposals not supported by the company’s board that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to the Underlying Shareholders. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

When Federated Does Not Perform Qualitative Research

The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and Intercontinental investment teams utilize quantitative strategies. Further, Federated may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In both of these cases (“Non-Qualitative Accounts”), Federated may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:

•	In accordance with the Standard Voting instructions (defined below) adopted by the Adviser with respect to issues subject to the proxies;

•

If the Advisers are directing votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;

•	If neither of the first two conditions apply, as the proxy voting service is recommending; and

•	If none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Securities Lending Recall

The Advisers will not have the right to vote on securities while they are on loan. However, the Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Advisers believe materially affects shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee (See Security Lending Procedures for details of how the services of the proxy voting service are used to recall securities). However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

Background / Overview

Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. In addition, under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 31st of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See Form N-PX Filing procedures). These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.

The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members(unless noted otherwise):

Chief Investment Officer for Global Equity

President of the Advisers

Chief Risk Officer (non-voting)

Director of Investment Management Administration

The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify its clients (which shall be the Board of Trustees/Directors in the case of a registered investment company), upon written request, of the identity of any members appointed to the Committee as well as changes made to the Committee membership.

A majority of the voting members of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the General Policy noted above. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

Employment of Proxy Voting Services

The Advisers have hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Committee believes is: (i) in the best interests of the Advisers’ clients (including shareholders of the funds advised by the Advisers), and (ii) will enhance the long-term value of the securities being voted. Refer to the General Policy described above. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to the proxy voting service. The Committee shall provide such direction in a timely manner. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ clients.

The Proxy Voting Management Group

The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:

¡	Head of Investment Management Administration
¡	Head of Proxy Voting Operations Team
¡	Compliance Officer

The PVMG also consists of other members who are appointed from time to time by the Head of Investment Management Administration as needed.

The day-to-day operations related to proxy voting is carried out by the Proxy Voting Operations Team (the “PVOT”) and overseen by the PVMG. This work includes, but is not limited to:

¡	interacting with the proxy voting service on the Committee’s behalf;
¡	soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items referred to the Committee by the proxy voting service;
¡	bringing requests to the Committee from the Advisers’ investment professionals for voting contrary to the Standard Voting Instructions;
¡	filing any required proxy voting reports;
¡	providing proxy voting reports to clients and investment companies as they are requested from time to time;
¡	keeping the Committee informed of any issues related to proxy voting; and
¡	voting client shares as directed by the Committee.

Procedure Steps

General Daily Processing

Federated’s Business Information Systems Department (“BISD”) shall cause the proxy voting service to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily. The proxy voting service shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that the proxy voting service has received ballots for all such voting securities on the record date. If the proxy voting service has not received ballots for all voting securities, the proxy voting service will contact the Advisers and assist in obtaining the missing ballots from the custodian(s). The proxy voting service will vote any proposals for which it has received Standard Voting Iinstructions from the Advisers as directed.

The PVOT will then work with the proxy voting service, via the proxy voting service’s online proxy voting system, via e-mail, telephone, fax or any other means of communication available to the PVOT to determine which proposals may require a determination by the members of the Committee.

When Federated Does Not Perform Qualitative Research

When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares as recommended by the proxy voting service. The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”

Micro Cap Processing

As stated above, the Committee has provided instructions to the proxy voting service to use when voting common proxy proposals. Also as stated above, the Committee may vote contrary to those instructions in cases where the Committee believes that in doing so, it is voting in the best interests of shareholders and in a manner that will enhance the long-term value of the securities being voted. To this end, the Committee has instructed the proxy voting service, for companies with a market capitalization of less than $750 million (“micro cap companies”), to vote some proxy issues utilizing modified instructions.

Voting Shares of Unaffiliated Mutual Funds held by Registered Investment Companies Advised by an Adviser

Under the Investing in Other Registered Investment Companies Policy and Procedure, if Federated Funds, in the aggregate, hold 5% or more of the total outstanding voting securities of any Exchange Traded Fund (“ETF”), then the Federated Funds shall vote their shares in the same proportion as the vote of all other holders of the ETF. In addition, under Section 12(d)(1)(F) of the 1940 Act any registered investment company that acquires shares of an unaffiliated registered investment company must vote those shares held by it in the same proportion as the vote of all other holders of such security. For shareholder meetings held by a registered investment company, the proxy voting service will code all proxy proposals to be voted on a case-by-case basis. The PVOT will review each registered investment company shareholder meeting to determine the total holdings and determine what voting requirements apply. If required, the PVOT will instruct the proxy voting service to “echo vote” which will cause the shares to be voted in the same proportion as all other holders of the registered investment company’s shares.

Form N-PX Filing

After June 30th of each calendar year, the PVOT will direct the proxy voting service to provide the annual voting records of each 1940 Act fund to Reed Smith LLP (“Reed Smith”), Federated Investors’ outside counsel. Reed Smith will provide a list of all funds required to file a Form N-PX under the 1940 Act to the PVOT for review and verification. Reed Smith will then use the reviewed list while filing the Forms N-PX to ensure that all required fund voting records are filed with the Securities and Exchange Commission prior to the August 31st deadline. This process is detailed in the Form N-PX Filing Procedure.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” (See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for guidance on how to identify an Interested Company.) The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

1 Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

1.

Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

2.

Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

3.

If the Standard Voting Instructions already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

4.

If the Committee provides any such further direction as to the voting of proxies relating to an Interested Company (as in a case-by-case vote described above), the Committee shall disclose annually to the Board of Directors or Trustees of any investment company, and upon request to any other client, on behalf of whom proxies were cast:

•	That the Advisers have a significant business relationship with the Interested Company;

•	The proposals regarding which proxies were cast;

•	Any material communications between the Advisers and the Interested Company regarding the proposal; and

•	Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

5.

If the Adviser’s client owns shares of an investment company for which the Adviser is the investment adviser, the Committee will vote the client’s proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Adviser, unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees).

6.

To ensure that any proxy relating to an Interested Company is voted in accordance with this Policy and, any such vote is reported to the client or the Board of Directors or Trustees as required by this Policy, each month the PVOT will obtain the following lists:

a. List of any Adviser client that is a public company. This list will come from Investment Management Administration.

b. List of any entity which owns, and has voting or dispositary authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department.

c. List of and any entity from or through whom more than 10% of Federated Investors Inc. revenue is derived. These entities are identified on a quarterly basis for purposes of the concentration risk disclosure in the FII Form 10-Q and 10-K. Additional entities can be added to this list if they are determined by the Committee to have a significant business relationship with the Adviser.

The PVOT will identify any proxies relating to any entity appearing on this list.

In lieu of following steps 3 and 4, the Adviser may seek direction from the client (or, in the case of an investment company, its Board of Directors or Trustees) on how a proposal(s) concerning an Interested Company shall be voted. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a recommendation to the client (or in the case of an investment company, its Board of Directors or Trustees) on how the proposal(s) should be voted and the basis for its recommendation. Such recommendation may be contrary to the direction provided in the Standard Voting Instructions. The Adviser shall follow the direction of the client (or in the case of an investment company, its Board of Directors or Trustees) on the proposal(s) in which it has sought direction.

Downstream Affiliates

If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue. See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for an illustration of the steps in this process.

2 Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

Recordkeeping

In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of any investment company client, as applicable, at the next meeting of such Board of Directors or Trustees after which the Committee has voted contrary to the Proxy Voting Guidelines on a proposal affecting any Downstream Affiliate. The report shall include:

•	The reason why the company is a Downstream Affiliate;

•	The proposal(s) regarding which proxies were cast;

•	Any material communications between the Adviser and the Downstream Affiliate regarding the proposal(s); and

•	The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.

PVOT shall maintain copies of each proxy statement received on behalf of the Advisers’ clients and a record of the vote cast on behalf of each client. PVOT will provide the proxy information to the Advisers promptly upon request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting instructions directed to the PVOT), (b) any written client request for information on how a client’s proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

Exceptions

An Adviser may, at the request and direction of a client on behalf of whom the Adviser serves as an “investment adviser” (as defined in Section 202(a)(11) of the Adviser’s Act), employ additional voting instructions to vote the shares held by funds and accounts advised by the Adviser in a manner required by the client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policies in order to vote the shares held by an account or fund that has a fiduciary duty to vote its proxies consistent with AFL-CIO guidelines. This exception will always be at the request of the client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.

Key Terms, Definitions, References

DEFINITIONS

General Policy – Refers to Federated’s policy of voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities.

Standard Voting Instructions – Specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.

Investment Adviser - as defined in Section 2(a) of the Investment Company Act of 1940.

Significant Business Relationship - includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.

Interested Company - A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers.

Downstream Affiliate – A company whose stock is owned by an investment company or account managed by Federated where the level of ownership is 10% or more of the outstanding shares.

Upstream Affiliate - Entity which owns, and has voting or dispositary authority over, 5% or more of any investment company for which the Adviser is the investment adviser.

BLACKROCK

Global Corporate Governance &

Engagement Principals

June 2014

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on Corporate Governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate Governance, Engagement and Voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and Directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

▶	establishing an appropriate corporate governance structure;

▶	supporting and overseeing management in setting strategy;

▶	ensuring the integrity of financial statements;

▶	making decisions regarding mergers, acquisitions and disposals;

▶	establishing appropriate executive compensation structures; and

▶	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.

Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

▶	current employment at the company or a subsidiary;

▶	former employment within the past several years as an executive of the company;

▶	providing substantial professional services to the company and/or members of the company’s management;

▶	having had a substantial business relationship in the past three years;

▶	having, or representing a shareholder with, a substantial shareholding in the company;

▶	being an immediate family member of any of the aforementioned; and

▶	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and Audit-Related Issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital Structure, Mergers, Asset Sales and Other Special Transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and Benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, Ethical, and Environmental Issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General Corporate Governance Matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s Oversight of Its Corporate Governance Activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote Execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

▶

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

▶

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

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BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

▶

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

▶

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting Guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

The following replaces the information regarding the proxy voting policies and procedures of T. Rowe Price currently set forth under “APPENDIX F – Proxy Voting Policies and Procedures” at p. B-280:

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-

specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using

T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy

Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Please retain this Supplement for future reference.